Significant accounting policies (Policies)	12 Months Ended
Mar. 28, 2015
Accounting Policies [Abstract]
Revenue recognition
(a)	Revenue recognition:

Sales are recognized at the point of sale when merchandise is picked up by the customer or delivered to a customer. Shipping and handling fees billed to customers are included in net sales. Revenues for gift certificate sales and store credits are recognized upon redemption. Prior to recognition as a sale, gift certificates are recorded as accrued liabilities on the balance sheet. Based on historical redemption rates, a portion of gift certificates and store credits, not subject to unclaimed property laws, are recorded as income. Gift certificates and store credits outstanding and subject to unclaimed property laws are maintained as accrued liabilities until remitted in accordance with local ordinances.

Sales of consignment merchandise are recognized at such time as the merchandise is sold, and are recorded on a gross basis because the Company is the primary obligor of the transaction, has general latitude on setting the price, has discretion as to the suppliers, is involved in the selection of the product and has inventory loss risk. Sales are reported net of returns and sales taxes. The Company generally gives its customers the right to return merchandise purchased by them within 10 to 90 days, depending on the product sold and records a provision at the time of sale for the effect of the estimated returns.

Revenues for repair services are recognized when the service is delivered to and accepted by the customer.

Revenue related to the Company’s purchases of gold and other precious metals from our customers are recognized when the Company delivers the goods, and receives and accepts an offer from a refiner to purchase the gold and other precious metal.

Cost of sales
b)	Cost of sales:

Cost of sales includes direct inbound freight and duties, direct labor related to repair services, design and creative, the jewelry studio, inventory shrink, inventory thefts, and boxes (jewelry, watch and giftware). Indirect freight including inter-store transfers, purchasing and receiving costs, distribution costs and warehousing costs are included in selling, general and administrative expenses. Purchase discounts are recorded as a reduction of inventory cost and are recorded to cost of sales as the items are sold. Mark down dollars received from vendors are recorded as a reduction of inventory costs to the specific items to which they apply and are recognized in cost of sales once the items are sold. Other vendor allowances, primarily related to the achievement of certain milestones, are infrequent and insignificant and are recognized upon achievement of the specified milestone in cost of sales. Included in cost of sales is depreciation related to manufacturing machinery, equipment and facilities of $59,000, $97,000 and $208,000 for the years ended March 28, 2015, March 29, 2014 and March 30, 2013, respectively.

Cash and cash equivalents
(c)	Cash and cash equivalents:

The Company utilizes a cash management system under which a book cash overdraft may exist in its primary disbursement account. These overdrafts, when applicable, represent uncleared checks in excess of cash balance in the bank account at the end of a reporting period and have been reclassified to accounts payable on the consolidated balance sheets.

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. Amounts receivable from credit card issuers are included in cash and cash equivalents and are typically converted to cash within 2 to 4 days of the original sales transaction. These amounts totaled $1.7 million and $1.5 million at March 28, 2015 and March 29, 2014, respectively.

Accounts receivable
(d)	Accounts receivable:

Accounts receivable arise primarily from customers’ use of the Mayors credit card and sales to Birks Group corporate customers. Several installment sales plans are offered to the Mayors credit card holders which vary as to repayment terms and finance charges assessed. Finance charges on Mayors’ consumer credit receivables, when applicable, accrue at rates ranging from 2.9% to 18% per annum. Finance charges on Mayors consumer credit accounts are not significant. The Company maintains allowances for doubtful accounts associated with the accounts receivable recorded on the balance sheet for estimated losses resulting from the inability of its customers to make required payments. The allowance is determined based on a combination of factors including, but not limited to, the length of time that the receivables are past due, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences. The Company classifies a receivable account as past due if a required payment amount has not been received within the allotted time frame (generally 30 days), after which internal collection efforts commence. Once all internal collection efforts have been exhausted and management has reviewed the account, the account is put on nonaccrual status and may be sent for external collection or legal action. Upon the suspension of the accrual of interest, interest income is recognized to the extent cash payments received exceed the balance of the principal amount owed on the account. After all collection efforts have been exhausted, including internal and external collection efforts, an account is written off.

The Company guarantees a portion of its private label credit card sales to its credit card vendor. The Company maintains a liability associated with these outstanding amounts. Similar to the allowance for doubtful accounts, the liability related to these guaranteed sales amounts are based on a combination of factors including the length of time the receivables are past due to the Company’s credit card vendor, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences of similar credits. If the financial conditions of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Inventories
(e)	Inventories:

Retail inventories and inventories of raw materials are valued at the lower of average cost or market. Inventories of work in progress and Company manufactured finished goods are valued at the lower of average cost (which includes material, labor and overhead costs) or market. The Company records provisions for lower of cost or market, damaged goods, and slow-moving inventory. The cost of inbound freight and duties are included in the carrying value of the inventories.

The allowance for inventory shrink is estimated for the period from the last physical inventory date to the end of the reporting period on a store by store basis and at our factories and distribution centers. The shrink rate from the most recent physical inventory, in combination with historical experience, is the basis for providing a shrink allowance. Inventory is written down for estimated slow moving inventory equal to the difference between the cost of inventory and the estimated market value based on assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

Property and equipment
(f)	Property and equipment:

Property and equipment are recorded at cost. Maintenance and repair costs are charged to selling, general and administrative expenses as incurred, while expenditures for major renewals and improvements are capitalized. Depreciation and amortization are computed using the straight-line method based on the estimated useful lives of the assets as follows:

Asset	Period
Buildings	Lesser of term of the lease or the economic life
Leasehold improvements	Lesser of term of the lease or the economic life
Software and electronic equipment	3 - 5 years
Molds	2 – 5 years
Furniture and fixtures	5 - 8 years
Equipment and vehicles	3 - 8 years

Intangible assets
(g)	Intangible assets:

Trademarks and tradenames are amortized using the straight-line method over a period of 15 to 20 years. The Company had $1.8 million and $1.9 million of intangible assets at March 28, 2015 and March 29, 2014, respectively. The Company had $0.9 million and $0.8 million of accumulated amortization of intangibles at March 28, 2015 and March 29, 2014, respectively.

Deferred financing costs
(h)	Deferred financing costs:

The Company amortizes deferred financing costs incurred in connection with its financing agreements using the effective interest method over the term of the related financing. Such deferred costs are included in other assets in the accompanying consolidated balance sheets.

Warranty accrual
(i)	Warranty accrual:

The Company generally provides warranties on its jewelry and watches for periods extending up to three years and has a battery replacement policy for its private label watches. The Company accrues a liability based on its historical repair costs for such warranties.

Income taxes
(j)	Income taxes:

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial statement reporting purposes and the bases for income tax purposes, and (b) operating losses and tax credit carryforwards. Deferred income tax assets are evaluated and, if realization is not considered to be more-likely-than-not, a valuation allowance is provided (see note 9(a)).

Foreign exchange
(k)	Foreign exchange:

Monetary assets and liabilities denominated in foreign currencies are translated at the rates of exchange in effect at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at the rates prevailing at the respective transaction dates. Revenue and expenses denominated in foreign currencies are translated at average rates prevailing during the year. (Losses) gains on foreign exchange of ($0.4) million, ($0.2) million and $0.1 million were recorded in cost of goods sold for the years ended March 28, 2015, March 29, 2014 and March 30, 2013, respectively and $0.5 million, $0.3 million and $0.2 million of losses on foreign exchange were recorded in interest and other financial costs related to U.S. dollar denominated debt of the Company’s Canadian operations for the years ended March 28, 2015, March 29, 2014 and March 30, 2013, respectively.

Birks Group’s Canadian operations’ functional currency is the Canadian dollar while the reporting currency of the Company is the U.S. dollar. The assets and liabilities denominated in Canadian dollars are translated for reporting purposes at exchange rates in effect at the balance sheet dates. Revenue and expense items are translated at average exchange rates prevailing during the periods. The resulting gains and losses are accumulated in other comprehensive income.

Impairment of long-lived assets
(l)	Impairment of long-lived assets:

The Company periodically reviews the estimated useful lives of its depreciable assets and changes in useful lives are made on a prospective basis unless factors indicate the carrying amounts of the assets may not be recoverable and an impairment write-down is necessary. However, the Company will review its long-lived assets for impairment once events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of an asset and its eventual disposition is less than its carrying value. Measurement of an impairment loss for such long-lived assets would be based on the difference between the carrying value and the fair value of the asset, with fair value being determined based upon discounted cash flows or appraised values, depending on the nature of the asset. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. During fiscal 2015, the Company recorded impairment charges on long-lived assets of $0.2 million associated with a Canadian Birks retail shop-n-shop location due to the projected operating performance of the location and a software impairment associated with a decision to abandon a software project. No impairment charge was required in fiscal 2014 and 2013.

Advertising and marketing costs
(m)	Advertising and marketing costs:

Advertising and marketing costs are generally charged to expense as incurred and are included in selling, general and administrative expenses in the consolidated statements of operations. However, certain expenses such as those related to catalogs are expensed at the time such catalogs are shipped to recipients. The Company and its vendors participate in cooperative advertising programs in which the vendors reimburse the Company for a portion of certain specific advertising costs which are netted against advertising expense in selling, general and administrative expenses, and amounted to $2.9 million, $2.6 million and $2.9 million for each of the years ended March 28, 2015, March 29, 2014 and March 30, 2013, respectively. Advertising and marketing expense, net of vendor cooperative advertising allowances, amounted to $9.5 million, $11.0 million and $10.8 million in the years ended March 28, 2015, March 29, 2014 and March 30, 2013, respectively.

Restructuring charges
(n)	Restructuring charges:

Restructuring charges consist of exit costs and other costs associated with the reorganization of the Company’s operations, including the consolidation of most of the Company’s administrative workforce from its regional office in Tamarac, Florida to its Montreal corporate head office. Restructuring charges include severance and stay bonuses for employees being terminated, sublease costs and related losses recognized related to the abandonment of a portion of the Company’s Tamarac facilities and other costs related to the transition of administrative positions to Montreal including employee recruitment costs, temporary duplication of salaries related to the transition and travel and relocation costs. Costs associated with restructuring activities are recorded when the liability is incurred or when such costs are deemed probable and estimable and represent the Company’s best estimate.

Pre-opening expenses
(o)	Pre-opening expenses:
Pre-opening expenses related to the opening of new and relocated stores are expensed in the period incurred.
Operating leases
(p)	Operating leases:

All material lessor incentive amounts on operating leases are deferred and amortized as a reduction of rent expense over the term of the lease. Rent expense is recorded on a straight-line basis, which takes into effect any rent escalations, rent holidays and fixturing periods. Lease terms are from the inception of the fixturing period until the end of the initial lease term and generally exclude renewal periods. However, renewal periods would be included in instances in which the exercise of the renewal period option would be reasonably assured and failure to exercise such option would result in an economic penalty. Contingent rent payments vary by lease, are based on a percentage of revenue above a predetermined sales level and are expensed when it becomes probable the sales levels will be achieved. This level is different for each location and includes and excludes various types of sales.

Earnings per common share
(q)	Earnings per common share:

Basic earnings per share (“EPS”) is computed as net earnings divided by the weighted-average number of common shares outstanding for the period. Diluted EPS includes the dilutive effect of the assumed exercise of stock options, warrants and equity settled stock appreciation rights.

The following table sets forth the computation of basic and diluted earnings per common share for the years ended March 28, 2015, March 29, 2014 and March 30, 2013:

	Fiscal Year Ended
	March 28, 2015	March 29, 2014	March 30, 2013
	(In thousands, except per share data)
Basic (loss) income per common share computation:
Numerator:
Net (loss) income	$(8,632)	$(5,801)	$1,513
Denominator:
Weighted-average common shares outstanding	17,937	16,617	13,538
(Loss) income per common share	$(0.48)	$(0.35)	$0.11
Diluted (loss) income per common share computation:
Numerator:
Net (loss) income	$(8,632)	$(5,801)	$1,513
Denominator:
Weighted-average common shares outstanding	17,937	16,617	13,538
Dilutive effect of stock options, warrants and stock appreciation rights (SARs)	—	—	6

Weighted-average common shares outstanding – diluted	17,937	16,617	13,544
Diluted (loss) income per common share	$(0.48)	$(0.35)	$0.11

For the year ended March 28, 2015, the effect from the assumed exercise of 442,088 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants were excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 29, 2014, the effect from the assumed exercise of 668,421 Class A voting shares underlying outstanding stock options, 4,347 stock appreciation rights and 382,693 Class A voting shares underlying outstanding warrants were excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 30, 2013, the effect from the assumed exercise of 232,821 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants were excluded from the computation of diluted earnings per share due to their antidilutive effect.

Commodity and currency risk
(r)	Commodity and currency risk:

The Company has exposure to market risk related to gold, silver, platinum and diamond purchases and foreign exchange risk. The Company may periodically enter into gold futures contracts to economically hedge a portion of these risks. During the years ended and as of March 28, 2015 and March 29, 2014, there were no such contracts outstanding.

Recent Accounting Pronouncements
(s)	Recent Accounting Pronouncements

In April 2014, the FASB issued ASU 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, which updates the criteria for reporting discontinued operations and enhance related disclosures. Under the new guidance, only disposals that have a major effect through a strategic shift on an organization’s operations and financial results should be presented as discontinued operations. In addition, the new guidance requires expanded disclosures that will provide financial statement users with more information about the assets, liabilities, income and expenses of discontinued operations. The guidance is effective for the Company’s fiscal year beginning March 29, 2015.

In 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In April 2015, the FASB voted to defer the effective date of this ASU for one year and accordingly, this new standard would be effective for the Company’s fiscal year beginning April 1, 2018. Early application is currently not permitted. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern. The objective of this ASU is to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and provide related disclosures. Currently, GAAP does not provide guidance to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern. This ASU provides guidance to an organization’s management, with principles and definitions to reduce diversity in the timing and content of financial statement disclosures commonly provided by organizations. ASU 2014-15 is effective for periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. The Company has not yet assessed the impact of adopting this standard.

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected. Upon adoption, the Company will apply the new guidance on a retrospective basis and adjust the balance sheet of each individual period presented to reflect the period-specific effects of applying the new guidance. This guidance is effective for the Company beginning March 29, 2015. The new guidance will only affect the balance sheet presentation for the Company.